NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT — December 7, 2005

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

U.S. Gulf of Mexico (12)
Jackups (2)

# Noble Eddie Paul	MLT Class 84-E.R.C. (T)	1976/1995	390’-IC	Ship Shoal 207	Apache	12/2005	*	Contract extended 90 days from +/- 12/12/2005. Anticipate +/- seven days in 3Q 2006 for inspection.

# Noble Tom Jobe	MLT Class 82-SD-C (T) (Z)	1982	250’-IC	South Timbalier 134	Chevron	1/2006	65-66	Rig had 10 days of downtime in 10/2005. Scheduled for +/- 30 days of downtime in 3Q 2006 and +/- 10 days in 4Q 2006 for upgrades and inspection.

Semisubmersibles (7)

# Noble Paul Romano	Noble EVA 4000TM (T)	1981/1998	6,000’	Green Canyon 518	Anadarko	12/2005	169-171	18-month contract extension with Anadarko from 1/1/2006 @ $324-326. Rig experienced damage to mooring equipment due to Hurricane Rita and was out of service until 11/30/2005. Loss of hire insurance in effect from date of incident @ $169-171 per day. Anticipate +/- seven days of downtime in 4Q 2006 for inspection.

# Noble Jim Thompson	Noble EVA 4000TM (T)	1984/1999	6,000’	Mississippi Canyon 935	Shell	12/2005	174-176	One-year contract extension with Shell from 1/1/2006 @ $314-316. Rig experienced damage to mooring system due to Hurricane Katrina and was out of service until 11/7/2005. Loss of hire insurance in effect from date of incident @ $174-176 per day.

# Noble Amos Runner	Noble EVA 4000TM (T)	1982/1999	6,600’	Green Canyon 765	Kerr-McGee	1/2006	152-153	Next contract with Kerr-McGee commencing on 1/9/2006 for one year @ $196-198, then one year @ $329-331. Rig experienced damage to the mooring system due to Hurricane Rita and was out of service until 11/22/2005. Loss of hire insurance in effect from date of incident @ $152-153 per day.

# Noble Max Smith	Noble EVA 4000TM (T)	1980/1999	6,000’	MS — Signal Shipyard	BHP	2/2006	154-155	Rig experienced damage to the mooring system, the starboard outboard column, crossover deck and main deck outboard of an anchor winch due to Hurricane Rita. Loss of hire insurance in effect from date of incident @ $154-155 per day. Hurricane damage repairs expected to be completed in 1/2006, then back to BHP to complete well for +/- 30 days @ $154-155. Then to Amerada Hess for +/- 90 days @ $154-155. Rig to then commence two-year contract with Amerada Hess @ $304-306, expected to commence on +/- 5/15/2006.

# Noble Lorris Bouzigard	IPF Pentagone (T)	1975/2003	4,000’ **	Viosca Knoll 992	Mariner Energy	1/2006	104-106	Completed well for Mariner @ $74-76 on 10/28/2005, then commenced contract with Mariner for five wells. The first well is @ $104-106, the second well @ $135-136 and the third and fourth wells @ $139-141. Rig then scheduled to enter shipyard for +/- 75 days on +/- 3/1/2006 for upgrade to 4,000’ water depth using aluminum alloy riser. Rig then to drill fifth well for Mariner at $129-131 to be followed by 15-month contract @ $172-173. Rig experienced seven days of hurricane-related downtime in 10/2005 (no loss of hire insurance).

# Noble Therald Martin	IPF Pentagone (T)	1977/2003	4,000’	Ewing Banks 602	Kerr-McGee	12/2005	104-106	Rig experienced damage to mooring system due to Hurricane Rita and was out of service from date of incident until 10/27/2005 (no loss of hire insurance). Then commenced two-well contract with Kerr-McGee @ $104-106, plus two option wells @ $119-121. Received four-year contract from Petrobras @ $113-115 plus a 15% performance bonus. The Petrobras contract will commence following completion of the unit’s work for Kerr-McGee. Cost of mobilization paid for by Petrobras, with the unit on a moving rate of $108-109 during mobilization (limited to 60 days). Petrobras has the right of early termination in year three and four upon payment by Petrobras of a lump sum cancellation penalty amount depending on the date of termination.

Noble Clyde Boudreaux	F&G 9500 Enhanced Pacesetter	1987/1999	10,000’	MS — Signal shipyard	Shipyard			Two-year contract for Shell to commence after upgrade in 1Q 2007 @ $209-211.

Submersibles (3)

# Noble Joe Alford	Pace 85	1982/1997	85’-C	TX — Signal shipyard				Rig experienced damage to the support members below the hull due to Hurricane Rita (no loss of hire insurance), expected to be out of service until +/- 2/15/2006, with upgrades to be performed while the rig is in the shipyard. Next to Arena/ADTI for +/- 75 days @ $46-48. Rig scheduled for +/- 30 days of downtime in 3Q 2006 for additional upgrades.

# Noble Lester Pettus	Pace 85	1982/1997	85’-C	Main Pass 19	Petsec	1/2006	54-56	In shipyard until 11/15/2005, then commenced four wells for Petsec for +/- 70 days @ $54-55. Rig scheduled for +/- 60 days of downtime in 1Q 2006 for upgrades. Then one-year contract with Century Exploration, with initial six months @ $58-59 and following six months @ $74-76.

# Noble Fri Rodli	Transworld	1979/1998	70’-C	East Cameron 78	Mariner Energy	12/2005	44-46	Following LLOG contract @ $44-46, commenced contract with Mariner for one well on 10/7/2005 @ $44-46, then +/- 80 days @ $55-56. Anticipate +/- seven days of downtime in 1Q 2006 and +/- three days in 4Q 2006.

(# ) Denotes change from previous report.

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

International (50)
Mexico Jackups (8)

Noble Lewis Dugger	Levingston Class 111-C (T)	1977/1997	300’-IC	Bay of Campeche	Pemex	5/2007	64-65

Noble Gene Rosser	Levingston Class 111-C (T)	1977/1996	300’-IC	Bay of Campeche	Pemex	11/2006	66-68

Noble Sam Noble	Levingston Class 111-C (T)	1982	300’-IC	Bay of Campeche	Pemex	9/2007	64-65

Noble John Sandifer	Levingston Class 111-C (T)	1975/1995	300’-IC	Bay of Campeche	Pemex	6/2007	64-65	Anticipate +/- 10 days of downtime in 1Q 2006 for spud can inspection.

Noble Johnnie Hoffman	BakMar BMC 300 IC (T) (Z)	1976/1993	300’-IC	Bay of Campeche	Pemex	7/2007	64-65	Anticipate +/- 10 days of downtime in 4Q 2005 for spud can inspection.

Noble Leonard Jones	MLT Class 53-E.R.C. (T)	1972/1998	390’-IC	Bay of Campeche	Pemex	6/2007	70-71	Anticipate +/- eight days of downtime in 1Q 2006 for spud can inspection.

Noble Earl Frederickson	MLT Class 82-SD-C (T) (Z)	1979/1999	250’-IC	Bay of Campeche	Pemex	8/2006	39-40	Contract from Amerada Hess for +/- 20-month program in Equatorial Guinea to commence upon completion of the Pemex contract. Contract commencement in Equatorial Guinea anticipated to be +/- 11/15/2006. Dayrate is $73-75 with mobilization paid by operator.

Noble Bill Jennings	MLT Class 84-E.R.C. (T)	1975/1997	390’-IC	Bay of Campeche	Pemex	7/2007	74-76	Anticipate +/- eight days of downtime in 1Q 2006 for spud can inspection.

Brazil Semisubmersible (1)

# Noble Paul Wolff	Noble EVA 4000TM (T)	1981/1998	8,900’-DP	Shipyard	Petrobras	12/2007	154-156	Rig off rate effective 10/12/2005 while in shipyard for +/- 150 days for periodic special survey. Dayrate increases $5,000 per day following shipyard project through 12/31/2006. Received a two-year contract extension with Petrobras through 12/31/2009 with a new dayrate of $209-211, plus a 15% performance bonus commencing upon upgrade of the unit to 10,000 foot water depth capability (estimated to be January 2007).

Brazil Drillships (3)

Noble Leo Segerius	Gusto Engineering Pelican Class (T)	1981/2002	5,900’-DP	Brazil	Petrobras	12/2005	93-95	Received contract extension with Petrobras through 7/1/2008 with the dayrate increasing on 1/1/2006 to $124-126, plus a 10% performance bonus. Anticipate +/- 60 days of downtime in 4Q 2006 for refurbishments and survey.

Noble Muravlenko	Gusto Engineering Pelican Class (T)	1982/1997	4,500’-DP	Brazil	Petrobras	2/2007	81-82	Received contract extension with Petrobras commencing 2/1/2007 through 2/1/2009 @ $119-121, plus a 15% performance bonus.

Noble Roger Eason	Neddrill (T)	1977/2004	7,200’-DP	Brazil	Petrobras	4/2007	96-97	Received contract extension with Petrobras from 4/13/2007 through 4/13/2009 @ $136-138, plus a 15% performance bonus.

(#) Denotes change from previous report.

						ANTICIPATED
		YEAR BUILT /				CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
North Sea Jackups (8)

Noble Al White	CFEM T-2005 C (T)	1982/1997	360’-IC	Netherlands	Wintershall	4/2006	89-91	Next to RWE for two wells for +/- 100 days each @ $124-126, plus option @ same rate for +/- 400 days.

Noble Byron Welliver	CFEM T-2005 C (T)	1982	300’-IC	Denmark	Maersk	9/2006	73-75	One-year option @ $83-85.

# Noble Kolskaya	Gusto Engineering (T)	1985/1997	330’-IC	Germany	Wintershall	12/2005	62-64	Option exercised for 60-day well @ $64-66 through 12/31/2005. Contract with Wintershall for 2006 @ $103-104.

# Noble George Sauvageau	NAM (T)	1981	250’-IC	Netherlands	Gaz de Franz	2/2006	97-98	Following contract with Gaz de Franz @ $58-59, commenced 80-day well for Gaz de Franz on 11/1/2005 @ $97-98. Then to Shell for one year @ $105-107, plus six one-year options at mutually agreed rates.

# Noble Ronald Hoope	MSC/CJ46 (T)	1982	250’-IC	United Kingdom	Venture	12/2005	62-64	Contract with Gaz de Franz for one year @ $102-103 in direct continuation of the Venture contract, expected to commence +/- 1/1/2006.

# Noble Piet van Ede	MSC/CJ46 (T)	1982	250’-IC	Netherlands	Gaz de Franz	1/2007	97-98	Following work @ $53-55, contract extended with Gaz de Franz for 14 months from 11/1/2005 @ $97-98.

# Noble Lynda Bossler	MSC/CJ46 (T) (Z)	1982	250’-IC	Netherlands	Wintershall	2/2006	79-81	Following contract with Burlington @ $74-76, rig commenced a +/- 115-day well for Wintershall on 10/7/2005 @ $79-81, then a +/- 80-day well @ $98-100, followed by firm work through 12/31/2006 @ $99-100.

# Noble Julie Robertson	Baker Marine Europe Class (T)	1981/2000	390’-IC***	United Kingdom	Caledonia EU	12/2005	65-67	Next to Gaz de Franz UK for 90 days @ $67-69 on +/- 12/7/2005, then back to Caledonia for +/- 60 days at $65-67. Then to Venture for +/- 80 days @ $65-67, then nine-month contract @ $109-110.

North Sea Semisubmersible (1)

# Noble Ton van Langeveld	Offshore SCP III Mark 2 (T)	1979/2000	1,500’	United Kingdom	Kerr-McGee	4/2006	114-116	Following work @ $84-86, commenced six-month extension @ $114-116 on 10/24/2005. Then another one-year extension @ $201-202. Anticipate +/- 20 days of downtime in 4Q 2006 for upgrades and inspection.

West Africa Jackups (6)

# Noble Tommy Craighead	F&G L-780 MOD II-IC (T)	1982/1990	300’-IC	Nigeria	Addax	1/2006	47-49	Received LOI from Addax for a one-year extension from 1/2006 @ $107-109. Anticipate +/- five days of downtime in 1Q 2006 for spud can inspection and +/- seven days in 3Q 2006 for upgrades.

Noble Percy Johns	F&G L-780 MOD II-IC (T)	1981/1995	300’-IC	Nigeria	ExxonMobil	3/2006	50-52	Anticipate +/- five days of downtime in 1Q 2006 for spud can inspection and +/- 10 days in 1Q 2006 for upgrades.

# Noble Roy Butler	F&G L-780 MOD II-IC (T)	1982/1996	300’-IC****	Nigeria	Chevron	5/2006	51-53	Rig has experienced 14 days of downtime in 4Q 2005 to replace top drive.

Noble Ed Noble	MLT Class 82-SD-C (T)	1984/1990	250’-IC	Nigeria	ExxonMobil	9/2006	46-48	Anticipate +/- five days of downtime in 2Q 2006 for spud can inspection.

# Noble Lloyd Noble	MLT Class 82-SD-C (T)	1983/1990	250’-IC	Nigeria	Chevron	5/2006	49-51	Rig experienced three days of downtime in 4Q 2005 for spud can inspection.

# Noble Don Walker	BakMar BMC 150 IC (T)	1982/1992	150’-IC	Benin	Peak Well Management	12/2005	73-75	Following contract with Addax @ $64-66, commenced one-well contract (+/- 45 days) for Peak Well Management on 11/1/2005 in Benin @ $73-75. Received LOI from Chevron for +/- 21 days @ $67-69 in direct continuation of Peak. Then one well with MoniPulo @ $60-62. Received LOI from Shell for one year @ $82-84 expected to commence 2/2006. Anticipate +/- five days of downtime in 1Q 2006 for spud can inspection and +/- three days in 2Q 2006 for upgrades to BOP control system.

West Africa Semisubmersible (1)

# Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter (T)	1985/2000	6,000’	Nigeria	ExxonMobil	8/2006	128-131	ExxonMobil has options for eight additional wells @ $128-131, which would extend the contract through +/- 12/2007.

(# )	Denotes change from previous report.

		YEAR				ANTICIPATED
		BUILT /				CONTRACT
RIG	RIG DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	EXPIRATION	DAYRATE ($000)	COMMENTS
Arabian Gulf Jackups (14)

# Noble Kenneth Delaney	F&G L-780 MOD II-IC (T)	1983/1998	300’-IC	UAE (Abu Dhabi)	NDC	7/2006	50-51	Rig scheduled to be in the shipyard for +/- 15 days in 4Q 2005 and +/- 45 days in 1Q 2006 for refurbishments and inspection.

# Noble George McLeod	F&G L-780 MOD II-IC (T)	1981/1995	300’-IC	UAE (Abu Dhabi)	NDC	8/2006	50-51	Anticipate +/- 14 days of downtime for survey in 3Q 2006.

Noble Jimmy Puckett	F&G L-780 MOD II-IC (T)	1982/2002	300’-IC	Qatar	Ras Gas	5/2007	55-57

# Noble Harvey Duhaney	Levingston Class 111-C (T)	1976/2001	300’-IC	Qatar	Total	2/2006	50-52	Received two-year contract extension from Total @ $84-86 commencing 2/1/2006. Anticipate +/- 20 days of downtime in 1Q 2006 for upgrades and survey.

Noble Gus Androes	Levingston Class 111-C (T)	1982/1996	300’-IC	UAE (Abu Dhabi)	Total ABK	12/2005	53-55	LOI from Total ABK for a six-month extension from 12/31/2005 @ $67-69. Anticipate +/- 14 days of downtime in 3Q 2006 for inspection.

Noble Chuck Syring	MLT Class 82-C (T)	1976/1996	250’-IC	Qatar	QatarGas III	3/2006	50-52	Anticipate +/- 60 days of downtime in 3Q 2006 for upgrades and survey.

# Noble Charles Copeland	MLT Class 82-SD-C (T)	1979/2001	250’-IC	Qatar	Anadarko	12/2005	59-60	Completed Ras Gas well @ $56-58 on 10/7/2005, then entered shipyard. Completed shipyard work and commenced 10-day workover well for Anadarko on 12/1/2005 @ $59-61. Next to Ras Gas for a minimum 192-day contract @$70-72.

Noble Roy Rhodes	MLT 116-C (T)	1979	300’-IC****	UAE (Dubai)	DPC	1/2006	51-53	Received a one-year contract extension through 1/2007 @ $67-69.

Noble Dhabi II	Baker Marine-150 (T)	1982	150’-IC	UAE (Abu Dhabi)	ADOC	7/2006	39-40	Anticipate 80 days of downtime in 2Q/3Q 2006 for upgrades and survey.

# Noble Gene House	Modec 300-C (T)	1981/2004	300’-IC	Qatar	Dolphin Energy	2/2007	59-60	Anticipate +/- seven days of downtime in 2Q 2006 for survey.

# Noble Dick Favor	BakMar BMC 150 IC (T)	1982/2005	150’-IC	UAE (Abu Dhabi)	Bunduq	3/2006	51-52	Received a two-well (+/- 90 days) contract from Anadarko and Wintershall in Qatar @ $59-61 following Bunduq contract.

Noble Cees van Diemen	Modec 300-C (T)	1981/2004	300’-IC	Qatar	Ras Gas	11/2007	54-56

Noble David Tinsley	Modec 300-C (T)	1981/2004	300’-IC	Qatar	Ras Gas	10/2006	54-56	Anticipate +/- 14 days of downtime in 4Q 2006 for survey.

Noble Mark Burns	Levingston Class 111-C (T)	1980/2005	300’-IC	Qatar	Ras Gas	1/2007	60-61

Mediterranean Jackup (1)

Noble Carl Norberg	MLT Class 82-C (T)	1976/1996	250’-IC	Croatia	CROSCO / INAgip	3/2006	48-50	Bareboat chartered for contract to operator. Three month extension from 3/2006 @ $56-57.

India Jackups (2)

# Noble Ed Holt	Levingston Class 111-C (T)	1981/1994	300’-IC	India	ONGC	3/2006	48-49	Anticipate +/- 90 days of downtime in 1Q 2006 for survey and upgrades.

# Noble Charlie Yester	MLT 116-C (T)	1979	300’-IC	India	ONGC	12/2006	50-51	Anticipate +/- 14 days of downtime in 1Q 2006 for survey.

Far East Semisubmersibles (3)
Noble Dave Beard	F&G 9500 Enhanced Pacesetter	1986	10,000’	Dalian, China	Shipyard			Received a five-year contract with Petrobras @ $219-220, plus 15% bonus. Commencement of operations in Brazil is scheduled for 30 months after contract signing, estimated to be +/- 2Q 2008. Mobilization cost paid for by Petrobras, with the unit on a moving rate of $208-210 during mobilization (limited to 75 days). Total capital expenditures are estimated to be +/- $375 million.

# Noble Danny Adkins (former Bingo 9000 — Rig 3)	Trosvik Bingo 9000	1999	12,000’	Dalian, China	Shipyard			LOI from Shell for four-year contract @ $404-406 following upgrade of baredeck hull to 12,000’ water depth capability. Upgrade expected to be 32 to 36 months from execution of shipyard construction contract. Total capital expenditures are estimated to be +/- $500 million, including the purchase price of the hull.

Bingo 9000 — Rig 4	Trosvik Bingo 9000	1999	10,000’ *****	Dalian, China	Shipyard			Baredeck hull.

Far East Jackups (2)
# Noble Roger Lewis — Newbuild	F&G JU-2000E	2007	400’-IC	Dalian, China	Shipyard			Two-year contract with Shell @ $104-106 with five one-year options at mutually agreed rates. Contract to commence following construction of rig, which is expected to be completed in 3Q 2007.

# Noble Hans Deul — Newbuild	F&G JU-2000E	2008	400’-IC	Dalian, China	Shipyard			Two-year contract with Shell @ $104-106 with five one-year options at mutually agreed rates. Contract to commence following construction of rig, which is expected to be completed in 1Q 2008.

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